UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, District of Columbia 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 31, 2016

Teladoc, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37477	04-3705970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Manhattanville Road, Suite 203
Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

(203) 635-2002

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Teladoc, Inc. (the “Company”) was held on May 26, 2016.  Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

Proposal One – Election of Directors

The stockholders of the Company elected each of the following director nominees proposed by the Company’s Board of Directors to serve until the 2019 annual meeting of stockholders of the Company. The voting results for each director nominee are set forth below.

Name	For	Withheld	Broker Non-Votes

Mr. Jason Gorevic	24,827,876	3,233,482	3,928,215

Mr. Dana G. Mead, Jr.	24,696,556	3,364,802	3,928,215

Mr. James Outland	24,702,752	3,358,606	3,928,215

Proposal Two – Ratification of Appointment of Independent Auditors

The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.  The voting results for the appointment of Ernst & Young LLP are set forth below.

For	Against	Abstention	Broker Non-Votes

31,787,950	174,711	26,912	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC, INC.

Date: May 31, 2016
	By:	/s/ Adam C. Vandervoort

	Name:	Adam C. Vandervoort

	Title:	Chief Legal Officer and Secretary

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